                                                                 EXHIBIT 10.27

REF 67X                                                                                                                       67X
 _________________________________________________________________________________________________________________________________
|                                                                                                           |   1.                |
|                             AWARD/CONTRACT                                                                |   PAGE 1  OF  37    |
|___________________________________________________________________________________________________________|____________________ |
|                                 |                    |                                              |                           |
| 2. PROC INSTRUMENT ID NO. (PIIN)| 3. EFFECTIVE DATE  | 4. REQUISITION/PURCHASE REQUEST/PROJECT NO.  | 5. CERTIFIED FOR NATIONAL |
|                                 |                    |                                              | DEFENSE                   |
|      F19628-95-C-0149           |    95OCT02         |                                              | UNDER BDC    DO-A7        |
|                                 |                    |                                              | REG 2/DMS REG 1 RATING    |
|_________________________________|____________________|______________________________________________|___________________________|
|                                                              |                                                                  |
| 6. ISSUED BY                       CODE    FA8709            |  7. ADMINISTERED BY (IF OTHER THAN BLOCK 7)     CODE   S0514A    |
|                                                              |                                                                  |
| ELECTRONIC SYSTEMS CENTER/MCK                                |  DCMAO San Diego                                                 |
| AIR FORCE MATERIEL COMMAND, USAF                             |  7675 Dagget St., Suite 200                                      |
| 50 GRIFFISS STREET                                           |  San Diego, CA 92111-2241                                        |
| HANSCOM AFB, MA 01731-1620                                   |                                                                  |
| BUYER: PRISCILLA A. BUSA, ESC/MCK                            |                                                                  |
|    (617) 271-6370                                            |  PAS: NONE                                                       |
|______________________________________________________________|_________________________________________________________________ |
|                                                                       |                                                         |
| 8.  CONTRACTOR               CODE  47358     FACILITY                 | 9. SUBMIT INVOICES (4 COPIES UNLESS OTHERWISE           |
|     NAME AND ADDRESS                         CODE                     |    SPECIFIED) TO ADDRESS SHOWN IN                       |
|                                                                       |                                                         |
| VIASAT INCORPORATED                            F"9" FOR               |_________________________________________________________|
| 2290 COSMOS COURT.                             MULTIPLE               |                                                         |
| (SAN DIEGO COUNTY)                             FACILITIES             | 10. DISCOUNT FOR PROMPT PAYMENT                         |
| CARLSBAD, CA 92009-1585                        SEE SECT "G"           |                                       NET               |
|                                                                       |  1   N      %         DAYS                      DAYS    |
|                                                                       | ST                                                      |
|                                                                       |                                       OTHER             |
|                                                                       |  2          %         DAYS                      IF"9"   |
|                                                                       | ND                                              SEE     |
|                                                                       |                                                 SEC     |
|                                                                       |  3          %         DAYS                      "T"     |
|                                                                       | RD                                                      |
|_______________________________________________________________________|_________________________________________________________|
|                                  |                           |                                                                  |
| 11. AUTHORIZED RATE              | 12. CONTRACT PERCENT FEE  | 13. PAYMENT WILL BE MADE BY                                      |
|     A. PROGRESS PAY  B. RECOUP   |                           |                                                      IF "9" FOR  |
|                %            %    |            %              |                                  CODE SC 1008          MULTIPLE  |
|_________________________________ |__________________________ |                                                      DISBURSING  |
|                                       |                      | DFAS-Columbus Center                                    OFFICES, |
| 14. PURCHASE OFFICE POINT OF CONTACT  | 15. SVC/AGENCY USE   | DFAS-CO/Santa Ana Division                          SEE SECT "G" |
|            HCF/H47/HLB                |                      | P.O. BOX 182381                                                  |
|_______________________________________|______________________| COLUMBUS, OH 43218-2381                                          |
|                         |                                    |                                                                  |
| 16. TYPE CONTRACTOR     | 17. SECURITY                       |                                                                  |
|          B              |  A. CLASS   B. DATE OF DD 254      |                                                                  |
|                         |      S           95 MAY 19         |                                                                  |
|_________________________|____________________________________|__________________________________________________________________|
|                                                            |                 |                 |           |                    |
| 18. CONTRACT ADMINISTRATION DATA                           | 19. (RESERVED)  | 20. DATE SIGNED | 21. SURV  | 22. TOTAL AMOUNT   |
|        B. CONTRACT                                E. CONT  |                 |                 |     CRIT  |                    |
| A. FAST            C. ABSTRACT RECIP  D. SPL CONT   ADMIN  |                 |                 |           |                    |
| PAY (1)KIND  (2)TYPE    ADP POINT     PROVISIONS  FUNC LMT |                 |                 |           |                    |
|        3       9                                           |                 |                 |      C    |   $4,362,149.00    |
|____________________________________________________________|_________________|_________________|___________|____________________|
|                                                                                                                                 |
| 23. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION                                                                    |
|                              ___                                                 ___                                            |
|                             |___| PURSUANT TO 10 USC 2304(C): (        ) :      |___| 41 USC 253(C)  (        )                 |
|________________________________________________________________________________________________________________________________ |
|                                                                                                                                 |
| 24.                   TABLE OF CONTENTS (The following sections marked "X" are contained in the contract)                       |
|_________________________________________________________________________________________________________________________________|
|     |      |                                        |         |      |      |                                         |         |
| (X) |  SEC |           DESCRIPTION                  | PAGE(S) | (X)  |  SEC |           DESCRIPTION                   | PAGE(S) |
|_____|______|________________________________________|_________|______|______|_________________________________________|_________|
|                                                               |                                                                 |
|                PART I - THE SCHEDULE                          |                   PART II - CONTRACT CLAUSES                    |
|_______________________________________________________________|_________________________________________________________________|
|     |      |                                         |        |      |      |                                          |        |
|  X  |  A   | SOLICITATION/CONTRACT FORM              |   1    |   X  |   I  |  CONTRACT CLAUSES                        |   18   |
|_____|______|_________________________________________|________|______|______|__________________________________________|________|
|     |      |                                         |        |                                                                 |
|  X  |  B   | SUPPLIES OR SERVICES AND PRICES/COSTS   |   2    |  PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH        |
|_____|______|_________________________________________|________|_________________________________________________________________|
|     |      |                                         |        |      |      |                                           |       |
|  X  |  C   | DESCRIPTION/SPECS/WORK STATEMENT        |   5    |   X  |   J  |  LIST OF ATTACHMENTS                      |  37   |
|_____|______|_________________________________________|________|______|______|___________________________________________|_______|
|     |      |                                         |        |                                                                 |
|  X  |  D   | PACKAGING AND MARKING                   |   6    |  PART IV - REPRESENTATIONS AND INSTRUCTIONS                     |
|_____|______|_________________________________________|________|_________________________________________________________________|
|     |      |                                         |        |      |      |                                           |       |
|  X  |  E   | INSPECTION AND ACCEPTANCE               |   7    |      |      |                                           |       |
|_____|______|_________________________________________|________|   *  |   K  |  REPRESENTATIONS, CERTIFICATIONS AND      |       |
|     |      |                                         |        |      |      |  OTHER STATEMENTS OF OFFERORS             |       |
|  X  |  F   | DELIVERIES OR PERFORMANCE               |   8    |      |      |                                           |       |
|_____|______|_________________________________________|________|______|______|___________________________________________|_______|
|     |      |                                         |        |      |      |                                           |       |
|  X  |  G   | CONTRACT ADMINISTRATION DATA            |  10    |      |   L  |  INSTRS., CONDS., AND NOTICES TO OFFER    |       |
|_____|______|_________________________________________|________|______|______|___________________________________________|_______|
|     |      |                                         |        |      |      |                                           |       |
|  X  |  H   | SPECIAL CONTRACT REQUIREMENTS           |  12    |      |   M  |  EVALUATION FACTORS FOR AWARD             |       |
|_____|______|_________________________________________|________|______|______|___________________________________________|_______|
|     |      |                                         |        |      |      |                                           |       |
|_____|______|________________________________________ |________|______|______|___________________________________________|______ |
|     |      |                                         |        |      |      |                                           |       |
|     |      |                                         |        |   *  |      |  incorporated by reference                |       |
|_____|______|________________________________________ |________|______|______|___________________________________________|______ |
|                                                                                                                                 |
|                                CONTRACTING OFFICER WILL COMPLETE BLOCK 25 OR 29, AS APPLICABLE                                  |
|_________________________________________________________________________________________________________________________________|
|       ___                                                            |      ___                                                 |
| 25.  |_X_| CONTRACTOR'S NEGOTIATED AGREEMENT (Contractor is required | 29. |___| AWARD (Contractor is not required to sign this |
| to sign this document and return 1 copies to issuing office.)        | document.)                                               |
| Contractor agrees to furnish and deliver all items or perform all    | Your offer on Solicitation Number______________________  |
| the services set forth or otherwise identified herein for the        |  ________________________, including the additions or    |
| consideration stated herein. The rights and obligations of the       |  changes made by you which additions or changes are set  |
| parties to this contract shall be subject to and governed by the     |  forth in full above, is hereby accepted as to the items |
| following documents: (a) this award/contract, (b) the solicitation,  |  listed herein. This award consummates the contract      |
| if any, (c) such provisions, representations, certifications, and    |  which consists of the following documents (a) the       |
| specifications, as are attached or incorporated by reference herein. |  Government's solicitation and your offer, and (b) this  |
| (Attachments are listed herein.)                                     |  award/contract. No further contractual document is      |
|                                                                      |  necessary.                                              |
|______________________________________________________________________|__________________________________________________________|
|                                                                      |                                                          |
| 26. CONTRACTOR                                                       | 30. UNITED STATES OF AMERICA                             |
|                                                                      |                                                          |
| BY  /s/  William H. Jensen                                           | BY  /s/  Joseph A. Zimmerman                             |
|   _______________________________________________________________    |    ___________________________________________________   |
|______________________________________________________________________|__________________________________________________________|
|                                                 |                    |                                       |                  |
| 27. NAME AND TITLE OF SIGNER (TYPE OR PRINT)    | 28. DATE SIGNED    | 31. NAME OF CONTRACTING OFFICER       | 32. DATE SIGNED  |
|                                                 |                    |     (TYPE OR PRINT)                   |                  |
| William H. Jensen                               |      951018        |        JOSEPH A. ZIMMERMAN            |     95OCT19      |
| Contracts Manager                               |      YYMMMDD       |                                       |     YYMMMDD      |
|_________________________________________________|____________________|_______________________________________|__________________|


70B - PART I, SECTION B OF THE SCHEDULE

                                                                  Quantity       Unit Price
 Item No                Supplies/Services                       Purch Unit    Total Item Amount
 -------                -----------------                       -------------------------------

 0001      CLIN                                sec class: U              1   $4,247,149.00
                                                                        LO   $4,247,149-00


           noun: 5-KHZ INITIAL NETWORK CONTROL STATION
           acrn: 9       nsn: N
           site codes    cqa: S  acp: S  fob: S
           pr/mipr data: SEE BELOW
           type contract: R

           descriptive data:
           a. Design, fabricate, intgrate, test, and deliver a 5-KHz Initial Network Control Station. Establish product baseline. Complete MIL-STD-188-182 Certification.
           Execute NSA Endorsement Program.
           b. Estimated cost of this cost-plus-award-fee CLIN:

                       Estimated Cost          $4,247,149.00
                       Base Fee                $     -0-
                       Total Estimated Cost    $4,247,149.00

 000101    Info SubCLIN                        sec class: U
           noun: $3,547,796.00
           acrn: AA
           site codes    cqa: S  acp: S  fob: S
           pr/mipr data: FY7620-95-MCX0018
           type contract: R

           descriptive data:
           Breakout for funding purposes. Payment should be made using oldest funds first.

 0002      CLIN                                sec class: U              1   NSP
                                                                        LO   NSP
           noun: DATA IAW EXHIBIT A
           acrn: 9       nsn: N
           site codes    cqa: D  acp: D  fob: D
           pr/mipr data: FY7620-95-MCX0018
           type contract: R

           descriptive data:
           a. Data for CLIN 0001 in accordance with the Contract
           Data Requirements List (CDRL), DD Form 1423, Exhibit A.
           b. This CLIN is Not Separately Priced (NSP) . Price is included in the estimated cost of CLIN 0001.

 0003      RESERVED

                                                               F19628-95-C-0149

 70B - PART I, SECTION B OF THE SCHEDULE

                                                                   Quantity        Unit Price
  Item No                Supplies/Services                        Purch Unit   Total Item Amount
  --------               -----------------                        ------------------------------

  0004      CLIN                                 sec class: U              1   NSP
                                                                          LO   NSP
            noun: COMPUTER SOFTWARE IAW EXHIBIT C
            acrn: 9       nsn: N
            site codes    cqa: D  acp: D  fob: D
            pr/mipr data: FY7620-95-MCX0018
            type contract: R

            descriptive data:
            a. 5khz Computer Software in accordance with the Contract Data Requirements List (CDRL), DD Form 1423,
            Exhibit C.
            b. This CLIN is Not Separately Priced (NSP). Price is included in the estimated cost of CLIN 0001.

  0005      CLIN                                 sec class: U              1   $100,000.00
                                                                          LO   $100,000.00

            noun: SPECIAL ANALYSIS TASK LABOR
            acrn: 9       nsn: N
            site codes    cqa: D  acp: D  fob: D
            pr/mipr data: SEE BELOW
            type contract: Y

            descriptive data:
            a. The Contractor shall provide Special Analysis Tasks in accordance with Statement of Work paragraph 3.1.13, Other Special Contract Requirement H.D.1, and utilizing the labor rates set forth in Section J, Attacment 5.
            b. The ceiling price for this time-and-materials
            CLIN is $100,000.00.

  000501    Info SubCLIN                         sec class: U
            noun: $100,000.00
            acrn: AA
            site codes    cqa: D  acp: D  fob: D
            pr/mipr data: FY7620-95-MCX0018
            type contract: Y

            descriptive data:
            Breakout for funding purposes. Payment should be made using oldest funds first.

                                                               F19628-95-C-0149

70B - PART I, SECTION B OF THE SCHEDULE

                                                                 Quantity        Unit Price
 Item No                Supplies/Services                      Purch Unit     Total Item Amount
 --------               -----------------                      --------------------------------

 0006     CLIN                                 sec class: U              1   $15,000.00
                                                                        LO   $15,000.00

          noun: TRAVEL AND OTHER DIRECT COSTS (ODC)
          acrn: 9       nsn: N
          site codes    cqa: D  acp: D  fob: D
          pr/mipr data: SEE BELOW
          type contract: Y

          descriptive data:
          a. The Contractor shall provide travel and ODC in support of CLIN 0005. No profit or fee will be associated with this CLIN. In addition, rates will not exceed those established in the Joint Travel
          Regulation (in effect at the time of travel) for both per diem and travel expenses.
          b. The ceiling price for this time-and-materials
          CLIN is $15,000.00.

 000601   Info SubCLIN                         sec class: U
          noun: $15,000.00
          acrn: AA
          site codes    cqa: D  acp: D  fob: D
          pr/mipr data: FY7620-95-MCX0018
          type contract: Y

          descriptive data:
          Breakout for funding purposes. Payment should be made using oldest funds first.

 0007     CLIN                                 sec class: U              1   NSP
                                                                        LO   NSP
          noun: DATA FOR CLIN 0005
          acrn: 9       nsn: N
          site codes    cqa: D  acp: D  fob: D
          pr/mipr data: FY7620-95-MCX0018
          type contract: Y

          descriptive data:
          a. Data for CLIN 0005 in accordance with Contract
          Data Requirements List (CDRL), DD Form 1423, as identified by individual Task Requirement Notices.
          b. This CLIN is Not Separately Priced (NSP). Price is included in the estimated cost of CLIN 0005.

B.  Additional Notices

1. REFERENCE TO SPECIFIC PARAGRAPHS OF THE STATEMENT OF WORK (AUG 1993)
   (ESC/B-4)

   Reference to specific paragraphs of the Statement of Work (SOW) indicates only where the CLIN/SubCLIN requirement is principally described and does not absolve the Contractor from the requirement to comply with the contractual provisions applicable to those CLINs/SubCLINs.

                                                               F19628-95-C-0149

           SECTION C - DESCRIPTION/SPECIFICATIONS/WORK STATEMENT

           A. The Contractor shall furnish the supplies and/or services set forth in Section B in accordance with the following documents:

           CLIN                 DESCRIPTION

           0001, 0006           a. Statement of Work for the Ultra High
                                Frequency Demand Assigned Multiple Access (DANA)
                                5-Khz Multi Channel Initial Network Control
                                Station (INCS), dated 95SEP27, Attachment 1.

           0002 Contract Data Requirements List (CDRL), DD Form 1423, dated 95SEP17, Exhibit A.

           0004 Contract Data Requirements List (CDRL), DD Form 1423, dated 95SEP27, Exhibit C.

           0005 a. Statement of Work for the Ultra High Frequency Demand Assigned Multiple Access (DAMA) 5-Khz Multi Channel Initial Network Control Station (INCS), paragraph 3.1.13, dated 95SEP27, Attachment 1.
                                b. Other Special Contract Requirement H.D.1.

           0007 Contract Data Requirements List (CDRL), DD Form 1423, as identified by individual Task Requirement Notices.

           (Note: This is a follow-on SBIR effort to the SBIR effort under contract F19628-92-C-0151.)

           B. Additional Notices

           1. REFERENCE TO SPECIFIC PARAGRAPHS OF THE STATEMENT OF WORK (AUG
              1993) (ESC/C-10)

               Reference to specific paragraphs of the Statement of Work (SOW) indicates only where the CLIN/SubCLIN requirement is principally described and does not absolve the Contractor from the requirement to comply with the contractual provisions applicable to those CLINs/SubCLINs.

                                                               F19628-95-C-0149

SECTION D - PACKAGING AND MARKING

        The Contractor's commercial packaging/packing practices will be acceptable in the event any packaging is needed from the Contractor and that the packaging/packing practices provide the required protection. All items shall be clearly marked.

SECTION E - INSPECTION AND ACCEPTANCE

A.      52.252-2 CLAUSES INCORPORATED BY REFERENCE (JUN 1988)

        This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available.

I.      FEDERAL ACQUISITION REGULATION CLAUSES

52.246-6        *   INSPECTION - TIME-AND-MATERIAL AND LABOR-HOUR (JAN 1986)
                *   ALTERNATE I (APR 1984)
52.246-8        **  INSPECTION OF RESEARCH AND DEVELOPMENT -
                    COST-REIMBURSEMENT (APR 1984)

 *Applicable to CLINs 0005, 0006 and 0007
**Applicable to CLINs 0001, 0002 and 0004

II.     DEFENSE FAR SUPPLEMENT CLAUSES

252.246-7000        MATERIAL INSPECTION AND RECEIVING REPORT (DEC 1991)

B.      Inspection and acceptance shall be accomplished as follows:

CLIN/SubCLINs

0001 Inspection and acceptance at source following Government approval of in-plant acceptance test, FCA/PCA minutes, and all data and computer software submitted under CLINs 0002-0004.

0002                In accordance with CDRL, Exhibit A.

0004                In accordance with CDRL, Exhibit C.

0005, 0006 & 0007   In accordance with each individual Task Requirement Notice.

70F - PART I, SECTION F OF THE SCHEDULE

                                                                DELIVERY      SCHEDULE
ITEM NO                 SUPPLIES SCHEDULE DATE                  QUANTITY        DATE
-------                 ----------------------                  --------      --------
0001      CLIN Del Sch                  sec class: U
          acrn: 9
          ship to: U                                                1           ASREQ

          descriptive data:
          Delivery not later than 14 MAC (Months After
          Contract Award).


0002      CLIN Del Sch                  sec class: U
          acrn: 9
          ship to: U                                                1           ASREQ

          descriptive data:
          In accordance with CDRL, Exhibit A.


0004      CLIN Del Sch                  sec class: U
          acrn: 9
          ship to: U                                                1           ASREQ

          descriptive data:
          In accordance with CDRL, Exhibit C.


0005      CLIN Del Sch                  sec class: U
          acrn: 9
          ship to: U                                                1           ASREQ

          descriptive data:
          In accordance with each individual Task Requirement
          Notice (TRN).


0006      CLIN Del Sch                  sec class: U
          acrn: 9
          ship to: U                                                1           ASREQ

          descriptive data:
          In accordance with each individual TRN.


0007      CLIN Del Sch                  sec class: U
          acrn: 9
          ship to: U                                                1           ASREQ

          descriptive data:
          In accordance with CDRLs as identified in individual
          Task Requirement Notices.

A.   52.242-2  CLAUSES INCORPORATED BY REFERENCE (JUN 1988)

     This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available.

I.   FEDERAL ACQUISITION REGULATION CLAUSES

52.212-13       STOP-WORK ORDER (AUG 1989)
            *   ALTERNATE I (APR 1984)
52.247-30   *   F.O.B. ORIGIN, CONTRACTOR'S FACILITY (APR 1984)
52.247-65   *   F.O.B. ORIGIN  PREPAID FREIGHT - SMALL PACKAGE SHIPMENTS
                (JAN 1991)

* Applicable to CLINs 0001, 0002 and 0004

                           APPROPRIATION/LMT SUBHEAD/CPN RECIP DODAAD    OBLIGATION
ACRN    ACCT CLASS DATA      SUPPLEMENTAL ACCOUNTING CLASSIFICATION        AMOUNT
----    ---------------    ------------------------------------------    ----------
 AA       ACCOUNT
          UNCLASSIFIED     5753600                             F78100
                           295 3650 652932 000000 00000 33606F 678100

          pr/mipr data:
            FY762095MCX0018 (Partial)

          descriptive data:
          Ultra High Frequency (UHF) Demand Assigned Multiple Access
          (DAMA) 5kHz Multi-Channel Initial Network Control Station
                CLIN 0001 -
                CLIN 0005 -
                CLIN 0006 -

2.      Administrative Information:

        a.      Contracting Office Representative: Priscilla A. Busa

        b.      Contracting Officer: Joseph A. Zimmerman

        c.      Symbol of Purchasing Office: ESC/MCK

        d.      Telephone Number: (617) 271-6370

3.      Instructions Re Patents Clause:

        The ACO will forward all documentation (reports, invention disclosures, notices, requests) and other information concerning patents to the following addressee:

        ESC/JANP (Patent Counsel)
        35 Hamilton St.
        Hanscom AFB, MA 01731-2010

4.      Transportation Office:  Transportation Officer
                                (Address - Same as Office of Administration)

5.      Submit Invoices/Vouchers:  DFAS-CO/El Segundo
                                   P.O. Box 182351
                                   Columbus, OH 43218-2351

6.      Remittance Address:  For Electronic Funds Transfer (EFT)
        Financial Institution:  Union Bank, San Diego Regional Office
                                530 B Street, 4th Floor
                                San Diego, CA 92101-4407

        Point of Contact:  Sharon L. Slofkowski
        ABA Routing Number:  122000496
        Account Number:  4000142625 General Account

SECTION H - SPECIAL CONTRACT REQUIREMENTS

A.      AF FAR Sup Clauses in Full Text

5352.210-9000   ELIMINATION OF USE OF CLASS I OZONE DEPLETING SUBSTANCES (ODS)
                IN AIR FORCE PROCUREMENTS (OCT 1994)

        (a) It is Air Force policy to preserve mission readiness while minimizing dependency on Class I Ozone Depleting Substances (ODS), and their release into the environment, to help protect the Earth's stratospheric ozone layer.

        (b) Unless a specific waiver has been approved, Air Force procurements:

                (1) May not include any specification, standard, drawing or other document that requires the use of a Class I ODS in the design, manufacture, test, operation, or maintenance of any system, subsystem, item, component or process; and

                (2) May not include any specification, standard, drawing or other document that establishes a requirement that can only be met by use of a Class I ODS;

        (c)     For the purposes of Air Force policy, the following are Class I
ODS:

                (1)     Halons:  1011, 1202, 1211, 1301 and 2402

                (2) Chlorofluorocarbons (CFCs): CFC-11, CFC-12, CFC-13, CFC-111, CFC-112, CFC-113, CFC-114, CFC-115, CFC-211, CFC-212, CFC-213,
CFC-214, CFC-215, CFC-216, and CFC-217, and the blends R-500, R-501, R-502, and
R-503.

                (3) Other Controlled Substances: Carbon Tetrachloride, Methyl Chloroform, and Methyl Bromide.

        (d) The Air Force has reviewed the requirements specified in this contract to reflect this policy. Where considered essential, specific approval has been obtained to continue use of the following substances:

Class I Ozone Depleting Substance       Application/Use       Quantity (lbs)
---------------------------------       ---------------       --------------
              NONE

        (e) To assist the Air Force in implementing this policy, the offeror/contractor is encouraged, but not required, to notify the contracting officer if any Class I ODS not specifically listed above, is required in the performance of this contract.

B.      AFMC FAR Sup Clauses in Full Text

5352.216-9002   AWARD FEE (FEB 1995)

        In addition to the profit/fee set forth elsewhere in the contract, the contractor may earn a total award fee amount of up to $633,692.00 on the basis of performance during the evaluation periods.

                (a) Monitoring of Performance. The contractor's performance will be continually monitored by the performance monitors whose findings are reported to the Award Fee Review Board (AFRB). The AFRB recommends an award fee to the Fee Determining Official (FDO) who makes the final decision of the award fee amount paid based on the contractor's performance during the award fee evaluation period.

                (b) Award Fee Plan. This plan provides the information set forth in AFMCFARS 5316.404-2(b)(90)(1). The evaluation criteria and associated grades are specified in the award fee plan. The evaluation periods with the associated award fee pool amounts and performance criteria with associated percentages of available award fee are also specified in the award fee plan. Upon contract award, the contractor will be provided the FDO-approved award fee plan.

                (c) Modification of Award Fee Plan. Unilateral changes may be made to the award fee plan if the contractor is provided written notification by the Contracting Officer (CO) before the start of the upcoming evaluation period. Changes affecting the current evaluation period must be by bilateral agreement.

                (d) Self-Evaluation. The contractor may submit to the Contracting Officer (CO) within five (5) working days after the end of each award fee evaluation period, a brief written self-evaluation of its performance for that period. This self-evaluation shall not exceed ten (10) pages. This self-evaluation will be used in the AFRB's evaluation of the contractor's performance during this period.

                (e) Disputes. All FDO decisions regarding the award fee, including but not limited to, the amount of the award fee, if any; the methodology used to calculate the award fee, the calculation of the award fee, the contractor's entitlement to the award fee, and the nature and success of the contractor's performance, shall not be subject to the "Disputes" clause nor reviewed by any Board of Contract Appeal (BCA), court, or other judicial entity.

                (f)     Award Fee Payment.

                        (1) Award fee is not subject to the allowable cost, and payment or termination clauses of this contract.

                        (2) The contractor may bill for the award fee immediately upon receipt of the contract modification authorizing its payment.

5352.235-9001   APPLICATION FOR FREQUENCY AUTHORIZATION (JUL 1992)

        The Contractor must ensure that radio frequencies are available to support electromagnetic radiating devices in their intended environment and that adequate protection from interference can be provided to receiving devices. Accordingly, the Contractor shall submit DD Form 1494, "Application for Frequency Allocation" in triplicate to the buyer at the issuing office indicated on the cover of this document within 45 days after contract award. Instructions for preparing the form are contained in AFR 700-14, and on the form itself. The DD Form 1494 will be routed through the Administrative Activity Quality Control Office indicated on the cover of this document in accordance with paragraph 5.2c of AFR 700-14. Upon verification of frequency requirements, the Contractor shall submit, if required, information to prepare a "Standard Frequency Action Format (SFAF) Request" to the person and address specified above. Instructions for preparing an SFAF are contained in AFR 700-14. Attention is directed to the contract clause entitled "Frequency Authorization" contained in Section I.

C.      ESC FAR Sup Clauses in Full Text

5352.215-9530   FOREIGN NATIONALS (DEC 1984)

        (a) The parties acknowledge that technical data generated under this contract may be subject to export control, including disclosure to foreign nationals/representatives, defined in subparagraph (b) whether such data is provided orally or in written form. The Contractor agrees to obtain written approval from the Contracting Officer before assigning any foreign national/representative to perform work under the contract or before granting foreign nationals or their representatives access to data related to the following items/subject matter, whether such data is provided by the Government or generated under this contract:

               Any and/or all generated data under this contract

        (b) For purposes of this clause, foreign nationals are all persons not citizens of, not nationals of, nor immigrant aliens to, the United States. A foreign representative is anyone (regardless of nationality) acting as an agent, representative, official or employee of a foreign government, a foreign-owned or -influenced firm or corporation or person. Nothing in this clause is intended to waive any requirement imposed by any other US Government agency with respect to employment of foreign nationals or export control.

5352.227-9507   MODIFICATION OF DATA REQUIREMENTS (DEC 1984)

        (a) From time to time during the performance of this contract, the Contracting Officer unilaterally may change the place of delivery and the technical office for any data item of the Contract Data Requirements List
(CDRL) hereto, at no change in contract estimated cost, fixed fee or price, notwithstanding the provisions of the clause hereof, entitled "Changes."

        (b) From time to time during the performance of this contract, the Contracting Officer, unilaterally may increase or decrease the number of addressees and/or increase or decrease the number of copies (regular or reproducible) specified for any addressee of any data item of any CDRL hereto, at no change in contract estimated cost, fixed fee or price, provided, that, the increase in the total number of copies (regular and reproducible) for an individual data item shall not be greater than fifty percent (50%) of the total number of copies (regular and reproducible) initially specified nor shall the decrease in the total number of copies (regular and reproducible) for an individual data item be greater than fifty percent (50%) of the total number of copies (regular and reproducible) initially specified. In the event of an increase greater than such 50% or of a decrease greater than such 50%, the parties will negotiate any equitable adjustments in accordance with the procedures of the "Changes" clause.

    (c) Unilateral action pursuant to (a) and (b) above shall be by the issuance of a modification to this contract which will reference this clause as its authority and include the revised CDRL pages. Any action directed by this requirement shall be effected by the Contractor beginning with the first submission of the particular data item or items after receipt by the Contractor of the modification directing such action.

5352.232-9502              LIMITATION OF FUNDS (DEC 1984)

    The sum allotted to this contract and available for payment of costs under CLINs 0001, 0002 and 0004 through 96JUL31 in accordance with the clause in
Section I entitled "Limitation of Funds" is $3,547,796.00.

5352.232-9504                SEGREGATION OF COSTS (DEC 1984)

    (a) The Contractor shall segregate all costs associated with CLINs 0005, 0006 and 0007 of this contract from the costs associated with the other CLINs of this contract in such a manner that at any time the costs incurred under either portion shall be readily ascertainable.

    (b) Costs properly allocable to CLINs 0001, 0002 and 0004 shall be allowable and subject to reimbursement in accordance with the Limitation of Funds clause only within the separate sum allotted set forth in the contract schedule for such CLINs.

5352.243-9502.1            NOT-TO-EXCEED COST AGREEMENT (CPAF) (DEC 1984)
                           (Applicable to CLINs 0001, 0002 and 0004)

    Prior to the issuance of a change order under this contract, the Contracting Officer may solicit from the Contractor written agreement as to the maximum (in the case of an increase) adjustments* to be made in the estimated cost and/or in the delivery schedule (or time of performance), by reason of the change. The Contracting Officer may also solicit such agreement on limitations on the adjustments, to any other provisions of the contract which may be subject to equitable adjustments by reason of the change. Any such written agreement shall then be cited in the change order, and upon its issuance shall be a binding part of the contract. In no event shall the definitive equitable adjustment exceed the delivery schedule (or time of performance) adjustments so established, nor otherwise be inconsistent with other adjustment limitations so established. Except with respect thereto, nothing contained herein shall affect the rights of the parties to an equitable adjustment by reason of the change, pursuant to said "Changes" clause.

* Or in the case of a reduction, a Not-Less-Than amount for the estimated cost.

5352.245-9501           GOVERNMENT-FURNISHED PROPERTY (DEC 1984)

    The following Government property will be furnished to the Contractor for use under this contract subject to the provisions of the clauses hereof entitled "Government Property (Cost-Reimbursement, Time-and-Material, or Labor-Hour Contracts) and "Government Property Furnished "As Is.""

                       (See Section J, Attachment No. 6)

D.  Other Special Contract Requirements
    -----------------------------------

1.  TASK REQUIREMENT NOTICES (TRNS) (APR 1995) (ESC/H-245.1)
    --------------------------------------------------------
    (Applicable to SubCLINs 0005, 0006 and 0007)

    (a) Task requirements will be defined by issuance of a Task Requirement Notice (TRN) on a labor-hour basis with cost-reimbursement for other direct costs (ODCs) (Travel and Material). The PCO is authorized to issued all TRNS.

    (b) The Contractor shall furnish all the necessary qualified personnel, materials, facilities, and management resources to furnish the services set forth in the Statement of Work within the terms specified and at the price(s) stated in the Contract Schedule. The quantities of services specified in the Schedule are purchased by award of this contract, but shall be expended on activities as defined in TRNs.

    (c) It is understood and agreed that the Contractor shall use in the performance of the contract, the labor categories and hours specified in each TRN and shall be paid at the labor rates for each specified labor category set forth in the Contract Schedule.

    (d) the labor categories and hours specified in each TRN represent the best estimate of the level of effort and labor category mix necessary to perform the effort described in each TRN. To enhance flexibility during performance and allow the Contractor to determine the optimum labor mix for the TRN, the Contractor may, without notice to the Government, increase or decrease the number of hours for each category specified in the TRN by no more than 15%. These adjustments are allowable, however, only to the extent that the not-to-exceed value of the TRN and the total number of hours of each labor category specified in the Contract Schedule are not exceeded.

    (e) Within fifteen (15) days after the completion of each TRN, an authorized representative of the Contractor shall certify, in writing to the PCO, the number of hours used in each labor category and all cost-reimbursement expenditures incurred in the performance of the TRN. This certification will also identify who performed the labor, i.e., the prime Contractor or a specified subcontractor. In the event that the Contractor expends fewer hours than set forth in any individual TRN, upon completion of the TRN effort, the not-to-exceed value of that TRN shall be adjusted downward (closeout) to reflect the actual number of hours expended.

        (f) Notwithstanding any other provision, the Contractor shall maintain sufficient accounting records for verification of the number of hours and categories of labor actually expended in performing each TRN under this contract. It is further understood and agreed that these accounting records shall be available for Government review during the performance of the contract and until three (3) years after final payment under the contract. In the event that subcontract labor is included in the labor effort contained in subparagraph (c) above, the records provisions of this subparagraph shall be included in all applicable subcontracts.

        (g) Payment under CLIN 0005 of this contract will be in accordance with FAR 52.232-7 entitled "Payments under Time-and-Materials and Labor-hour Contracts" (Alternate II) for labor hours actually expended in performance of TRNs, up to the not-to-exceed value of each TRN issued. Payments under CLIN (ODC CLIN) 0006 will be in accordance with FAR 52.216-7, entitled "Allowable Cost and Payment," not to exceed the estimated cost for CLIN 0006 as specified in each TRN. Vouchers may be submitted on a monthly basis. Payment for the actual performance in each individual TRN will be at the rates established in the Contract Schedule. Withholding of amounts otherwise due and payable as contemplated by the "Payments Under Time-and-Materials and Labor-hour Contracts" (Alternate II) clause will apply to the total contract labor-hour CLIN and not to the individual TRNs. Withholding will not exceed ten percent (10%) for the entire CLIN 0005, regardless of the number of TRNs issued against the contract, and will apply to the first orders and continue until the maximum withholding amount is reached. To facilitate closeout of early TRNs, the amount withheld may be transferred to any subsequent active TRN. "Ceiling price," as used in the clause, applies to both the not-to-exceed value of each TRN and the ceiling price set forth in the Contract Schedule for CLINS/SubCLINs in the aggregate.

SECTION I - CONTRACT CLAUSES

        Contract clauses in this section from the FAR, Defense FAR Sup, Air Force FAR Sup, Air Force Material Command FAR Sup, and Electronic Systems Center FAR Sup are current through the following updates:

FAR: 1990 Edition through FAC 90-25 and 90-27 through 90-30; Defense FAR Sup:
1991 Edition through DAC 91-8; AF FAR Sup: 1992 Edition through AFAC 92-48; AFMC Far Sup: 1992 Edition through AFMCAC 95-2; ESC FAR Sup: 1992 Edition through Rev 17

A.      52.252-2  CLAUSES INCORPORATED BY REFERENCE (JUN 1988)

        This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available.

I.      FEDERAL ACQUISITION REGULATION CLAUSES

52.202-1        DEFINITIONS (SEP 1991)
52.203-3        GRATUITIES (APR 1984)
52.203-5        COVENANT AGAINST CONTINGENT FEES (APR 1984)
52.203-6        RESTRICTIONS ON SUBCONTRACTOR SALES TO THE GOVERNMENT
                (JUL 1995)
52.203-7        ANTI-KICKBACK PROCEDURES (JUL 1995)
52.203-10       PRICE OR FEE ADJUSTMENT FOR ILLEGAL OR IMPROPER ACTIVITY
                (SEP 1990)
52.203-12       LIMITATION ON PAYMENTS TO INFLUENCE CERTAIN FEDERAL
                TRANSACTIONS (JAN 1990)
52.204-2        SECURITY REQUIREMENTS (APR 1984) (DEVIATION AFAC 92-48:
                In para (b) substitute "National Industrial Security Program
                Operating Manual" for "Department of Defense Industrial
                Security Manual for Safeguarding Classified Information")
52.204-4        PRINTING/COPYING DOUBLE-SIDED ON RECYCLED PAPER (MAY 1995)
52.208-1        REQUIRED SOURCES FOR JEWEL BEARINGS AND RELATED ITEMS (APR 1984)
52.209-6        PROTECTING THE GOVERNMENT'S INTEREST WHEN SUBCONTRACTING WITH
                CONTRACTORS DEBARRED, SUSPENDED, OR PROPOSED FOR DEBARMENT
                (AUG 1995)
52.210-5        NEW MATERIAL (MAY 1995)
52.210-7        OTHER THAN NEW MATERIAL, RESIDUAL INVENTORY, AND FORMER
                GOVERNMENT SURPLUS PROPERTY (MAY 1995)
52.212-8        DEFENSE PRIORITY AND ALLOCATION REQUIREMENTS (SEP 1990)
52.215-1        EXAMINATION OF RECORDS BY COMPTROLLER GENERAL (JUL 1995)
52.215-2        AUDIT - NEGOTIATION (JUL 1995)
52.215-22       PRICE REDUCTION FOR DEFECTIVE COST OR PRICING DATA (JAN 1991)
52.215-24       SUBCONTRACTOR COST OR PRICING DATA (DEC 1994)
52.215-27       TERMINATION OF DEFINED BENEFIT PENSION PLANS (SEP 1989)
52.215-33       ORDER OF PRECEDENCE (JAN 1986)
52.215-39       REVERSION OR ADJUSTMENT OF PLANS FOR POSTRETIREMENT BENEFITS
                OTHER THAN PENSIONS (PRB) (FEB 1995)
52.215-40       NOTIFICATION OF OWNERSHIP CHANGES (FEB 1995)
52.216-7        ALLOWABLE COST AND PAYMENT (JUL 1991)
52.219-8        UTILIZATION OF SMALL BUSINESS CONCERNS AND SMALL DISADVANTAGED
                BUSINESS CONCERNS (FEB 1990)
52.219-13       UTILIZATION OF WOMEN-OWNED SMALL BUSINESSES (AUG 1986)
52.220-3        UTILIZATION OF LABOR SURPLUS AREA CONCERNS (JUL 1995)
52.220-4        LABOR SURPLUS AREA SUBCONTRACTING PROGRAM (APR 1984)

52.222-1        NOTICE TO THE GOVERNMENT OF LABOR DISPUTES (APR 1984)
52.222-2      * PAYMENT FOR OVERTIME PREMIUMS (JUL 1990)
                (Insert "zero" in para (a))
52.222-20       WALSH-HEALEY PUBLIC CONTRACTS ACT (APR 1984)
52.222-26       EQUAL OPPORTUNITY (APR 1984)
52.222-28       EQUAL OPPORTUNITY PREAWARD CLEARANCE OF SUBCONTRACTS (APR 1984)
52.222-29       NOTIFICATION OF VISA DENIAL (APR 1984)
52.222-35       AFFIRMATIVE ACTION FOR SPECIAL DISABLED AND VIETNAM ERA
                VETERANS (APR 1984)
52.222-36       AFFIRMATIVE ACTION FOR HANDICAPPED WORKERS (APR 1984)
52.222-37       EMPLOYMENT REPORTS ON SPECIAL DISABLED VETERANS AND VETERANS OF
                THE VIETNAM ERA (JAN 1988)
52.223-2        CLEAN AIR AND WATER (APR 1984)
52.223-6        DRUG-FREE WORKPLACE (JUL 1990)
52.225-10       DUTY-FREE ENTRY (APR 1984)
52.225-11       RESTRICTIONS ON CERTAIN FOREIGN PURCHASES (MAY 1992)
52.227-1        AUTHORIZATION AND CONSENT (JUL 1995)
                ALTERNATE I (APR 1984)
52.227-2        NOTICE AND ASSISTANCE REGARDING PATENT AND COPYRIGHT
                INFRINGEMENT (APR 1984)
52.227-11       PATENT RIGHTS--RETENTION BY THE CONTRACTOR (SHORT FORM)
                (JUN 1989)
52.228-7        INSURANCE - LIABILITY TO THIRD PERSONS (APR 1984)
                (See ESC FAR Sup 5352.228-9500 for implementation)
52.229-4     ** FEDERAL, STATE, AND LOCAL TAXES (NONCOMPETITIVE CONTRACT)
                (JAN 1991)
52.229-5     ** TAXES - CONTRACTS PERFORMED IN U.S. POSSESSIONS OR PUERTO RICO
                (APR 1984)
52.232-7     ** PAYMENTS UNDER TIME-AND-MATERIALS AND LABOR-HOUR CONTRACTS
                (APR 1984)
                ALTERNATE II (JAN 1986)
52.232-8        DISCOUNTS FOR PROMPT PAYMENT (APR 1989)
52.232-9        LIMITATIONS ON WITHHOLDING OF PAYMENTS (APR 1984)
52.232-17       INTEREST (JAN 1991)
52.232-22     * LIMITATION OF FUNDS (APR 1984)
52.232-23       ASSIGNMENT OF CLAIMS (JAN 1986)
52.232-25       PROMPT PAYMENT (MAR 1994)
                (Insert "14th day" in para (b)(2) for CLINs 0001, 0002 & 0004;
                and "30th day" for CLINs 0005, 0006 & 0007)
52.232-28       ELECTRONIC FUNDS TRANSFER PAYMENT METHODS (APR 1989)
52.233-1        DISPUTES (MAR 1994)
52.233-3        PROTEST AFTER AWARD (AUG 1989)
              * ALTERNATE I (JUN 1985)
52.242-1      * NOTICE OF INTENT TO DISALLOW COSTS (APR 1984)
52.242-13       BANKRUPTCY (JUL 1995)
52.243-2      * CHANGES - COST REIMBURSEMENT (AUG 1987)
                ALTERNATE V (APR 1984)
52.243-3     ** CHANGES - TIME-AND-MATERIALS OR LABOR-HOURS (AUG 1987)
52.243-6        CHANGE ORDER ACCOUNTING (APR 1984)
52.243-7        NOTIFICATION OF CHANGES (APR 1984)
                (Insert "30 days" in paras(b) and (d))
52.244-2      * SUBCONTRACTS (COST-REIMBURSEMENT AND LETTER CONTRACTS)
                (FEB 1995) (In para (e), insert "None")
                ALTERNATE I (APR 1985)
52.244-3     ** SUBCONTRACTS (TIME-AND-MATERIALS AND LABOR-HOUR CONTRACTS)
                (APR 1985)
52.244-5        COMPETITION IN SUBCONTRACTING (APR 1984) (N/A**)
52.245-5        GOVERNMENT PROPERTY (COST-REIMBURSEMENT, TIME-AND-MATERIAL, OR
                LABOR-HOUR CONTRACTS) (JAN 1986)

52.245-19          GOVERNMENT PROPERTY FURNISHED "AS IS" (APR 1984)
52.246-23          LIMITATION OF LIABILITY (APR 1984)
52.247-1         * COMMERCIAL BILL OF LADING NOTATIONS (APR 1984)
52.247-63          PREFERENCE FOR U.S.-FLAG AIR CARRIERS (APR 1984)
52.248-1           VALUE ENGINEERING (MAR 1989)
                   ALTERNATE I (APR 1984)
52.249-6         * TERMINATION (COST-REIMBURSEMENT) (MAY 1986)
                ** ALTERNATE IV (APR 1984)
52.249-14          EXCUSABLE DELAYS (APR 1984)
52.253-1           COMPUTER GENERATED FORMS (JAN 1991)

 * Applicable only to CLINs 0001, 0002 and 0004)
** Applicable only to CLINs 0005, 0006 and 0007

II.  DEFENSE FAR SUPPLEMENT CLAUSES

252.201-7000       CONTRACTING OFFICER'S REPRESENTATIVE (DEC 1991)
252.203-7000       STATUTORY PROHIBITION ON COMPENSATION TO FORMER DEPARTMENT
                   OF DEFENSE EMPLOYEES (DEC 1991)
252.203-7001       SPECIAL PROHIBITION ON EMPLOYMENT (APR 1993)
252.203-7002       DISPLAY OF DOD HOTLINE POSTER (DEC 1991)
252.203-7003       PROHIBITION AGAINST RETALIATORY PERSONNEL ACTIONS
                   (APR 1992)
252.204-7000       DISCLOSURE OF INFORMATION (DEC 1991)
252.204-7002       PAYMENT FOR SUBLINE ITEMS NOT SEPARATELY PRICED (DEC 1991)
252.204-7003       CONTROL OF GOVERNMENT PERSONNEL WORK PRODUCT (APR 1992)
252.205-7000       PROVISION OF INFORMATION TO COOPERATIVE AGREEMENT HOLDERS
                   (DEC 1991)
252.209-7000       ACQUISITION FROM SUBCONTRACTORS SUBJECT TO ON-SITE
                   INSPECTION UNDER THE INTERMEDIATE-RANGE NUCLEAR FORCES
                   (INF) TREATY (DEC 1991)
252.215-7000       PRICING ADJUSTMENTS (DEC 1991)
252.215-7002       COST ESTIMATING SYSTEM REQUIREMENTS (DEC 1991)
252.223-7004       DRUG-FREE WORK FORCE (SEP 1988)
252.225-7001       BUY AMERICAN ACT AND BALANCE OF PAYMENTS PROGRAM
                   (JAN 1994)
252.225-7002       QUALIFYING COUNTRY SOURCES AS SUBCONTRACTORS (DEC 1991)
252.225-7005       IDENTIFICATION OF EXPENDITURES IN THE UNITED STATES
                   (DEC 1991)
252.225-7009       DUTY-FREE ENTRY -- QUALIFYING COUNTRY END PRODUCTS AND
                   SUPPLIES (DEC 1991)
                   (For the purpose of paragraphs (f) (2) (vii) and (k), the
                   address of the CAO is set forth in Block 7, page 1,
                   hereof. Pursuant to para (k), the CAO Activity Address
                   Number is DLA8DC VH.)
252.225-7010       DUTY-FREE ENTRY -- ADDITIONAL PROVISIONS (DEC 1991)
                   (For the purpose of paragraphs (e) (3) and (d), the address of the CAO is set forth in Block 7, page 1, hereof.
                   Pursuant to para (d), the CAO Activity Address Number is
                   DLA8DC VH.)
252.225-7012       PREFERENCE FOR CERTAIN DOMESTIC COMMODITIES (MAY 1994)
252.225-7014       PREFERENCE FOR DOMESTIC SPECIALTY METALS (DEC 1991)
                   ALTERNATE I (DEC 1991)
252.225-7025       FOREIGN SOURCE RESTRICTIONS (APR 1993)
252.225-7026       REPORTING OF CONTRACT PERFORMANCE OUTSIDE THE UNITED
                   STATES (MAY 1995)
252.225-7031       SECONDARY ARAB BOYCOTT OF ISRAEL (JUN 1992)
252.225-7034       RESTRICTION ON ACQUISITION OF COAL AND PETROLEUM PITCH
                   CARBON FIBER (MAY 1994)

252.227-7016    RIGHTS IN BID OR PROPOSAL INFORMATION (JUN 1995)
252.227-7018    RIGHTS IN NONCOMMERCIAL TECHNICAL DATA AND COMPUTER
                SOFTWARE--SMALL BUSINESS INNOVATIVE RESEARCH (SBIR) PROGRAM
                (JUN 1995)
252.227-7019    VALIDATION OF ASSERTED RESTRICTIONS--COMPUTER SOFTWARE
                (JUN 1995)
252.227-7027    DEFERRED ORDERING OF TECHNICAL DATA OR COMPUTER SOFTWARE
                (APR 1988)
252.227-7030    TECHNICAL DATA--WITHHOLDING OF PAYMENT (OCT 1988)
252.227-7034    PATENTS--SUBCONTRACTS (APR 1984)
252.227-7036    CERTIFICATION OF TECHNICAL DATA CONFORMITY (MAY 1987)
252.227-7039    PATENTS--REPORTING OF SUBJECT INVENTIONS (APR 1990)
252.231-7000    SUPPLEMENTAL COST PRINCIPLES (DEC 1991)
252.231-7001 *  PENALTIES FOR UNALLOWABLE COSTS (MAY 1994)
252.232-7006    REDUCTION OR SUSPENSION OF CONTRACT PAYMENTS UPON FINDING OF
                FRAUD (AUG 1992)
252.233-7000    CERTIFICATION OF CLAIMS AND REQUESTS FOR ADJUSTMENT OR RELIEF
                (MAY 1994)
252.235-7003    FREQUENCY AUTHORIZATION (DEC 1991)
                ALTERNATE I (DEC 1991)
252.235-7010    ACKNOWLEDGEMENT OF SUPPORT AND DISCLAIMER (MAY 1995)
                (In paras (a) and (b) insert "Air Force Systems Command
                (Electronic Systems Center)"; in para (a) insert
                "F19628-92-C-0151 and F19628-95-C-0149")
252.235-7011    FINAL SCIENTIFIC OR TECHNICAL REPORT DISCLAIMER (MAY 1995)
252.239-7000    PROTECTION AGAINST COMPROMISING EMANATIONS (DEC 1991)
252.242-7000    POSTAWARD CONFERENCE (DEC 1991)
252.242-7004 *  MATERIAL MANAGEMENT AND ACCOUNTING SYSTEM (DEC 1991)
252.245-7001    REPORTS OF GOVERNMENT PROPERTY (MAY 1994)
252.249-7001    NOTIFICATION OF SUBSTANTIAL IMPACT ON EMPLOYMENT (DEC 1991)
252.249-7002    NOTIFICATION OF PROPOSED PROGRAM TERMINATION OR REDUCTION
                (MAY 1995)

* Applicable only to CLINs 0001, 0002 and 0004

B.      FAR Clauses in Full Text
52.203-9 REQUIREMENT FOR CERTIFICATE OF PROCUREMENT INTEGRITY -- MODIFICATION (SEP 1995)

        (a) Definitions.        The definitions set forth in FAR 3.104-4 are
hereby incorporated in this clause.

        (b) The Contractor agrees that it will execute the certification set forth in paragraph (c) of this clause when requested by the Contracting Officer in connection with the execution of any modification or this contract.

        (c) Certification.      As required in paragraph (b) of this clause,
the officer or employee responsible for the modification proposal shall execute the following certification: . The certification in paragraph (b)(2) of this provision is not required for a procurement of commercial items.

        CERTIFICATE OF PROCUREMENT INTEGRITY - MODIFICATION (NOV 1990)

        (1) I,_______________________________, am the officer or employee responsible for the preparation of this modification proposal and hereby certify that, to the best of my knowledge and belief, with the exception of any information described in this certification, I have no information concerning a violation or possible violation of subsection 27(a), (b), (d), or
(f) of the Office of Federal Procurement Policy Act, as amended* (41 U.S.C.
423), (hereinafter referred to as "the Act"), as implemented in the FAR, occurring during the conduct of this procurement ____________________, [contract and modification number].

        (2) As required by subsection 27(e)(1)(B) of the Act, I further certify that to the best of my knowledge and belief, each officer, employee, agent, representative, and consultant of __________________________ [Name of Offeror] who has participated personally and substantially in the preparation or submission of this proposal has certified that he or she is familiar with, and will comply with, the requirements of subsection 27(a) of the Act, as implemented in the FAR, and will report immediately to me any information concerning a violation or possible violation of subsections 27(a), (b), (d), or
(f) of the Act, as implemented in the FAR, pertaining to this procurement.

        (3) Violations or possible violations: (Continue on plain bond paper if necessary and label Certificate of Procurement Integrity - Modification (Continuation Sheet), ENTER NONE IF NONE EXIST) ______________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________

_____________________________________
[Signature of the officer or employee responsible for the modification proposal and date]

_____________________________________
[Typed name of the officer or employee responsible for the modification proposal]

*Subsections 27(a), (b), and (d) are effective on December 1, 1990.

Subsection 27(f) is effective on June 1, 1991.

THIS CERTIFICATION CONCERNS A MATTER WITHIN THE JURISDICTION OF AN AGENCY OF THE UNITED STATES AND THE MAKING OF A FALSE, FICTITIOUS, OR FRAUDULENT CERTIFICATION MAY RENDER THE MAKER SUBJECT TO PROSECUTION UNDER TITLE 18, UNITED STATES CODE, SECTION 1001.

                             (End of Certification)

        (d) In making the certification in paragraph (2) of the certificate, the officer or employee of the competing Contractor responsible for the offer or bid, may rely upon a one-time certification from each individual required to submit a certification to the competing Contractor, supplemented by periodic training. These certifications shall be obtained at the earliest possible date after an individual required to certify begins employment or association with the contractor. If a contractor decides to rely on a certification executed prior to the suspension of section 27 (i.e. prior to December 1, 1989), the Contractor shall ensure that an individual who has so certified is notified that section 27 has been reinstated. These certifications shall be maintained by the Contractor for a period of 6 years from the date a certifying employee's employment with the company ends or, for an agency, representative, or consultant, 6 years from the date such individual ceases to act on behalf of the contractor.

        (e) The certification required by paragraph (c) of this clause is a material representation of fact upon which reliance will be placed in executing this modification.

52.252-6        AUTHORIZED DEVIATIONS IN CLAUSES (APR 1984)

        (a) The use in this solicitation or contract of any Federal Acquisition Regulation (48 CFR Chapter 1) clause with an authorized deviation is indicated by the addition of "(DEVIATION)" after the date of the clause.

        (b) The use in this solicitation or contract of any Department of Defense FAR Supplement (48 CFR Chapter 2) clause with an authorized deviation is indicated by the addition of "(DEVIATION)" after the name of the regulation.

C.      Defense FAR Sup Clauses in Full Text

252.255-7008    SUPPLIES TO BE ACCORDED DUTY-FREE ENTRY (DEC 1991)

In accordance with paragraph (a) of the Duty-Free Entry clause and/or paragraph
(b) of the Duty-Free Entry - Qualifying Country End Products and Supplies clause of this contract, the following supplies are accorded duty-free entry:

                --------------------------------------------

                --------------------------------------------

                --------------------------------------------

252.232-7007    LIMITATION OF GOVERNMENT'S OBLIGATION (AUG 1993)

        (a) Contract line items 0005, 0006 and 0007 are incrementally funded. For these item(s), the sum of $115,000.00 of the total price is presently available for payment and allotted to this contract. An allotment schedule is set forth in paragraph (i) of this clause.

        (b) For item(s) identified in paragraph (a) of this clause, the Contractor agrees to perform up to the point at which the total amount payable by the Government, including reimbursement in the event of termination of those item(s) for the Government's convenience, approximates the total amount currently allotted to the contract. The Contractor will not be obligated to continue work on those item(s) beyond that point. The Government will not be obligated in any event to reimburse the Contractor in excess of the amount allotted to the contract for those item(s) regardless of anything to the contrary in the clause entitled "Termination for Convenience of the Government." As used in this clause, the total amount payable by the Government in the event of termination of applicable contract line item(s) for convenience includes costs, profit, and estimated termination settlement costs for those item(s).

        (c) Notwithstanding the dates specified in the allotment schedule in paragraph (i) of this clause, the Contractor will notify the Contracting
Officer in writing at least ninety days prior to the date when, in the Contractor's best judgment, the work will reach the point at which the total amount payable by the Government, including any cost for termination for convenience, will approximate 85 percent of the total amount then allotted to the contract for performance of the applicable item(s). The notification will state (1) the estimated date when that point will be reached and (2) an estimate of additional funding, if any, needed to continue performance of applicable line items up to the next scheduled date for allotment of funds identified in paragraph (i) of this clause, or to a mutually agreed upon substitute date. The notification will also advise the Contracting Officer of the estimated amount of additional funds that will be required for the timely performance of the item(s) funded pursuant to this clause, for a subsequent period as may be specified in the allotment schedule in paragraph (i) of this clause or otherwise agreed to be the parties. If after such notification additional funds are not allotted by the date identified in the Contractor's notification or by an agreed substitute date, the Contracting Officer will terminate any item(s) for which additional funds have not been allotted, pursuant to the clause entitled "Termination for Convenience of the Government."

        (d) When additional funds are allotted for continued performance of the contract line item(s) identified in paragraph (a) of this clause, the parties will agree as to the period of contract performance which will be covered by the funds. The provisions of paragraphs (b) through (d) of this clause will apply in like manner to the additional allotted funds and agreed substitute date, and the contract will be modified accordingly.

        (e) If, solely by reason of failure of the Government to allot additional funds, by the dates indicated below, in amounts sufficient for timely performance of the contract line item(s) identified in paragraph (a) of this clause, the Contractor incurs additional costs or is delayed in the performance of the work under this contract and if additional funds are allotted, an equitable adjustment will be made in the prices (Including appropriate target, billing, and ceiling prices where applicable) of the item(s), or in the time of delivery, or both. Failure to agree to any such equitable adjustment hereunder will be a dispute concerning a question of fact within the meaning of the clause entitled "Disputes."

        (f) The Government may at any time prior to termination allot additional funds for the performance of the contract line item(s) identified in paragraph (a) of this clause.

        (g) The termination provisions of this clause do not limit the rights of the Government under the clause entitled "Default." The provisions of this clause are limited to the work and allotment of funds for the contract line item(s) set forth in paragraph (a) of this clause. This clause no longer applies once the contract is fully funded except with regard to the rights or obligations of the parties concerning equitable adjustments negotiated under paragraphs (d) or (e) of this clause.

        (h) Nothing in this clause affects the right of the Government to terminate this contract pursuant to the clause of this contract entitled "Termination for Convenience of the Government."

        (i) The parties contemplate that the Government will allot funds to this contract in accordance with the following schedule:


                        On execution of contract    $115,000,000

                        (month) (day), 199x         $    TBD
                                                     -----------
                        (month) (day), 199y         $    TBD
                                                     -----------
                        (month) (day), 199z         $    TBD
                                                     -----------

252.242-7001       CERTIFICATION OF INDIRECT COSTS (DEC 1991)

        (a)  The Contractor shall --

                (1) Certify any proposal to establish or modify billing rates or to establish final indirect cost rates;

                (2) Use the format in paragraph (c) of this clause to certify; and

                (3) Have the certificate signed by an individual of the Contractor's organization at a level no lower than a vice president or chief financial officer of the business segment of the Contractor that submits the proposal.

        (b) Failure by the Contractor to submit a signed certificate, as described in this clause, shall result in payment of indirect costs at rates unilaterally established by the Government.

        (c)  The certificate of indirect costs shall read as follows:

                         CERTIFICATE OF INDIRECT COSTS

This is to certify that to the best of my knowledge and belief:

        1.  I have reviewed this indirect cost proposal;

        2.  All costs included in this proposal ______________________________
_______________________ (identify proposal and date) to establish billing or final indirect cost rates for ________________________________________________
(identify period covered by rate) are allowable in accordance with the requirements of contracts to which they apply and with the cost principles of the Department of Defense applicable to those contracts;

        3. This proposal does not include any costs which are unallowable under applicable cost principles of the Department of Defense, such as (without limitation): advertising and public relations costs, contributions and donations, entertainment costs, fines and penalties, lobbying costs, defense of fraud proceedings, and goodwill; and

        4. All costs included in this proposal are properly allocable to Defense contracts on the basis of a beneficial or causal relationship between the expenses incurred and the contracts to which they are allocated in accordance with applicable acquisition regulations.

I declare under penalty of perjury that the foregoing is true and correct.

        Firm: _______________________________________________________

        Signature: __________________________________________________

        Name of Corporation Official: _______________________________

        Title: ______________________________________________________

        Date of Execution: __________________________________________

252.243-7000    ENGINEERING CHANGE PROPOSALS (MAY 1994)

        (a) The Contracting Officer may ask the Contractor to prepare engineering change proposals for engineering changes within the scope of this contract. Upon receipt of a written request from the Contracting Officer, the Contractor shall prepare and submit an engineering change proposal in accordance with the instructions of MIL-STD-973, in effect on the date of contract award.

        (b) The Contractor may initiate engineering change proposals. Contractor initiated engineering change proposals shall include a "not to exceed" estimated cost or a "not less than" estimated cost and delivery adjustment. Change orders issued under the Changes clause of this contract are not an authorization to exceed the estimated cost in the schedule unless there is a statement in the change order, or other contract modification, increasing the estimated cost.

        (c) When the estimated cost of the engineering change is $500,000 or more, the Contractor shall submit

                (1) A completed SF 1411, Contract Pricing Proposal Cover Sheet, and

                (2) At the time of agreement on estimated cost, a signed Certificate of Current Cost or Pricing Data.


252.247-7023    TRANSPORTATION OF SUPPLIES BY SEA (DEC 1991)

        (a)     Definitions.
                As used in this clause --

                (1) "Components" means articles, materials, and supplies incorporated directly into end products at any level of manufacture, fabrication, or assembly by the Contractor or any subcontractor.

                (2) "Department of Defense" (DoD) means the Army, Navy, Air Force, Marine Corps, and defense agencies.

                (3) "Foreign flag vessel" means any vessel that is not a U.S.-flag vessel.

                (4) "Ocean transportation" means any transportation aboard a ship, vessel, boat, barge, or ferry through international waters.

                (5) "Subcontractor" means a supplier, materialman, distributor, or vendor at any level below the prime contractor whose contractual obligation to perform results from, or is conditioned upon, award of the prime contract and who is performing any part of the work or other requirement of the prime contract.

                (6) "Supplies" means all property, except land and interests in land, that is clearly identifiable for eventual use by or owned by the DoD at the time of transportation by sea.

                        (i) An item is clearly identifiable for eventual use by the DoD if, for example, the contract documentation contains a reference to a DoD contract number or a military destination.

                        (ii) "Supplies" includes (but is not limited to) public works; buildings and facilities; ships; floating equipment and vessels of every character, type, and description, with parts, subassemblies, accessories, and equipment; machine tools; material; equipment; stores of all kinds; end items; construction materials; and components of the foregoing.

                (7) "U.S.-flag vessel" means a vessel of the United States or belonging to the United States, including any vessel registered or having national status under the laws of the United States.

        (b) The Contractor shall employ U.S.-flag vessels in the transportation by sea of any supplies to be furnished in the performance of this contract. The Contractor and its subcontractors may request that the Contracting Officer authorize shipment in foreign-flag vessels, or designated available U.S.-flag vessels, if the Contractor or a subcontractor believes that--

                (1) U.S.-flag vessels are not available for timely shipment;

                (2) The freight charges are inordinately excessive or unreasonable; or

                (3) Freight charges are higher than charges to private persons for transportation of like goods.

        (c) The Contractor must submit any request for use of other than U.S.-flag vessels in writing to the Contracting Officer at least 45 days prior to the sailing date necessary to meet its delivery schedules. The Contracting Officer will process requests submitted after such date(s) as expeditiously as possible, but the Contracting Officer's failure to grant approvals to meet the shipper's sailing date will not of itself constitute a compensable delay under this or any other clause of this contract. Requests shall contain at a minimum--

                (1) Type, weight, and cube of cargo;

                (2) Required shipping date;

                (3) Special handling and discharge requirements;

                (4) Loading and discharge points;

                (5) Name of shipper and consignee;

                (6) Prime contract number; and

                (7) A documented description of efforts made to secure U.S.-flag vessels, including points of contact (with names and telephone numbers) with at least two U.S.-flag carriers contacted. Copies of telephone notes, telegraphic and facsimile message or letters will be sufficient for this purpose.

        (d) The Contractor shall, within 30 days after each shipment covered by this clause, provide the Contracting Officer and the Division of National Cargo, Office of Market Development, Maritime Administration, U.S. Department of Transportation, Washington, DC 20590, one copy of the rated on board vessel operating carrier's ocean bill of lading, which shall contain the following information --

                (1) Prime contract number;

                (2) Name of vessel;

                (3) Vessel flag of registry;

                (4) Date of loading;

                (5) Port of loading;

                (6) Port of final discharge;

                (7) Description of commodity;

                (8) Gross weight in pounds and cubic feet if available;

                (9) Total ocean freight in U.S. dollars; and

                (10) Name of the steamship company.

        (e) The Contractor agrees to provide with its final invoice under this contract a representation that to the best of its knowledge and belief --

                (1) No ocean transportation was used in the performance of this contract;

                (2) Ocean transportation was used and only U.S.-flag vessels were used for all ocean shipments under the contract;

                (3) Ocean transportation was used, and the Contractor had the written consent of the Contracting Officer for all non-U.S.-flag ocean transportation; or

                (4) Ocean transportation was used and some or all of the shipments were made on non-U.S.-flag vessels without the written consent of the Contracting Officer. The Contractor shall describe these shipments in the following format:

                ITEM                    CONTRACT
              DESCRIPTION              LINE ITEMS       QUANTITY

TOTAL

        (f) If the final invoice does not include the required representation, the Government will reject and return it to the Contractor as an improper invoice for the purposes of the Prompt Payment clause of this contract. In the event there has been unauthorized use of non-U.S. - flag vessels in the performance of this contract, the Contracting Officer is entitled to equitably adjust the contract, based on the unauthorized use.

        (g)  The Contractor shall include this clause, including this paragraph
(g) in all subcontracts under this contract, which exceed the small purchase limitation of section 13.000 of the Federal Acquisition Regulation.

252.247-7024       NOTIFICATION OF TRANSPORTATION OF SUPPLIES BY SEA
                   (DEC 1991)

        (a) The Contractor has indicated by the response to the solicitation provision, Representation of Extent of Transportation by Sea, that it did not anticipate transporting by sea any supplies. If, however, after the award of this contract, the Contractor learns that supplies, as defined in the Transportation of Supplies by Sea clause of this contract, will be transported by sea, the Contractor--

                (1)  Shall notify the Contracting Officer of that fact; and

                (2) Hereby agrees to comply with all the terms and conditions of the Transportation of Supplies by Sea clause of this contract.

        (b)  The Contractor shall include this clause, including this paragraph
(b), revised as necessary to reflect the relationship of the contracting parties, in all subcontracts hereunder.


D.  AF FAR Sup Clauses in Full Text

5352.235-9000      SCIENTIFIC/TECHNICAL INFORMATION (STINFO) (JAN 1992)

If not already registered, the Contractor shall register for Defense Technical Information Center (DTIC) service by contacting the following:

                        Defense Technical Information Center
                        ATTN: Registration Section (DTIC-BCS) Bldg 5
                        Cameron Station, Alexandria, Virginia 22304-6145
                        (703)274-6871

To avoid duplication of effort and conserve scientific and technical resources, the Contractor shall search existing sources in DTIC to determine the current state-of-the-art concepts, studies, etc.


E.  AFMC FAR Sup Clauses in Full Text

        5352.212-9000      CONTRACTOR REPORTING REQUIREMENTS (JUL 1992)

        Any report required by 15 CFR 700, Subpart D, Section 700.13(d) of the Defense Priorities and Allocation System regulation relating to an actual or anticipated delayed shipment, reason for delay, and/or new projected shipment date is to be sent concurrently by the Contractor to both the Procuring Contracting Officer (PCO) and the Administrative Contracting Officer (ACO) within the specified ten (10) calendar days.

F. ESC FAR Sup Clauses in Full Test

5352.205-9500           RELEASE OF INFORMATION (MAY 1993)

        (a) It is Air Force policy to encourage publication of scientific and technological advances and information developed under its contracts. One copy of each paper planned for publication will be submitted for review and comment to the Public Affairs Office, HQ ESC/PAM, 9 Eglin Street, Hanscom AFB, MA 01731-2118 at least 30 days prior to submission for publication.

        (b) News releases and media contacts, including photographs and films, public announcements, or other forms of publicity concerning the technical content of this contract, will not be made without prior clearance from the Air Force. Requests for publicity approval should be addressed to HQ ESC/PAM, 9 Eglin Street, Hanscom AFB, MA 01731-2118 for approval.

5352.228-9500           INSURANCE CLAUSE IMPLEMENTATION (JUL 1993)

        The following minimum kinds and amounts of insurance are applicable in the performance of the work under this contract, as contemplated by the clause in Section I, FAR 52.228-7, "Insurance - Liability to Third Persons."

        (a) Workmen's Compensation and Employers' Liability Insurance. Compliance with applicable workmen's compensation and occupational disease statutes is required. In jurisdictions where all occupational diseases are not compensable under applicable law, insurance for occupational disease shall be required under the employers' liability section of the insurance policy; however, such additional insurance shall not be required where contract operations are commingled with the Contractor's commercial operations so that it would be impracticable to require such coverage. Employer's liability coverage in the minimum amount of $100,000 is required except in states with exclusive or monopolistic funds which do not permit the writing of workers' compensation by private carriers (Nevada, North Dakota, Ohio, Washington, West Virginia and Wyoming).

        (b) General Liability Insurance. Bodily injury liability insurance in the minimum limits of $500,000 per occurrence, is required on the comprehensive form of policy; however, property damage liability shall not be required.

        (c) Automobile Liability Insurance. This insurance shall be required on the comprehensive form of policy and shall provide bodily injury liability and property damage liability covering the operation of all automobiles used in connection with the performance of the contract. At least the minimum limits of $200,000 per person and $500,000 per occurrence for bodily injury and $20,000 per occurrence for property damage shall be required.

        (d) Aircraft Public and Passenger Liability Insurance. When aircraft are used in connection with the performance of the contract, such insurance is required coverage. The minimum limits of $200,000 per person and $500,000 per occurrence for bodily injury, other than passenger liability, and a limit of $200,000 per occurrence for property damage shall be required. Passenger liability bodily injury limits of $200,000 per passenger with an aggregate equal to total number of seats or number of passengers, whichever is greater, shall also be required.

5352.295-9501         TECHNICAL REVIEW (MITRE) (DEC 1984)

        (a) The Government has contracted with the MITRE Corporation for the services of a technical group which, under the program management of the Electronic Systems Center, is responsible to the Government for overall technical review of certain Government programs, including the efforts under this contract.

        (b)     Explanation of MITRE Role.

                1. Technical Review is defined as the process of continually reviewing the technical efforts of Contractors. It does not include any modification, realignment, or redirection of Contractor efforts under this contract; such action may be effected only by the prior written direction of the Contracting Officer.

                2.      The purpose of the review is to:

                        a. Evaluate from a technical standpoint whether system concept and performance can be expected to be achieved on schedule and within cost.

                        b. Assure that the impact of new data, new developments and modified requirements is properly assessed and exploited.

                        c. Assure that The MITRE Corporation has available data on the status and technology of Government programs and projects to enable it to carry out its inter-system integration responsibilities to the Government.

                3. The MITRE Corporation has agreed not to engage in the manufacture or the production of hardware or software, to refrain from disclosing proprietary information to unauthorized personnel, and not to compete with any profit seeking concern.

        (c) The Contractor agrees to cooperate with The MITRE Corporation by engaging in technical discussions with MITRE personnel, and permitting MITRE personnel access to information and data relating to technical matters (including cost and schedule) concerning this contract to the same degree such access is accorded Government project personnel.

        (d) It is expressly understood that the operation of this clause will not be the basis for an equitable adjustment. Modifications, realignment or redirection of the Contractor's technical efforts and/or contract requirements shall be effected only by the written direction of the Contracting Officer.

5352.295-9501.1        TECHNICAL REVIEW (ASEC) (DEC 1984)

        (a) The Government has contracted with Analytical Systems Engineering Corporation (ASEC) for the services of a technical group which, under the program management of the Electronic Systems Center, is responsible to the Government for technical review of certain Government programs, including the efforts under this contract.

        (b)     Explanation of ASEC Role.

                1. Technical Review is defined as the process of continually reviewing the technical efforts of Contractors. It does not include any modification, realignment, or redirection of Contractor efforts under this contract; such action may be effected only by the prior written direction of the Contracting Officer.

                2.      The purpose of the review is to:

                        a. Evaluate from a technical standpoint whether system concept and performance can be expected to be achieved on schedule and within cost.

                        b. Assure that the impact of new data, new developments and modified requirements is properly assessed and exploited.

                        c. Assure that ASEC has available data on the status and technology of Government programs and projects to enable it to carry out its inter-system integration responsibilities to the Government.

                3. ASEC has agreed not to engage in the manufacture or production of hardware or software which is related to the program/ system for which this contract is issued, and to refrain from disclosing proprietary information to unauthorized personnel or use of such information for unauthorized purposes."

        (c) The Contractor agrees to cooperate with ASEC by engaging in technical discussions with ASEC personnel, and permitting ASEC personnel access to information and data relating to technical matters (including cost and schedule) concerning this contract to the same degree such access is accorded Government project personnel.

        (d) It is expressly understood that the operation of this clause will not be the basis for an equitable adjustment. Modifications, realignment or redirection of the Contractor's technical efforts and/or contract requirements shall be effected only by the written direction of the Contracting Officer.

5352.295-9501.2      TECHNICAL REVIEW (Bernier) (DEC 1984)

        (a) The Government has contracted with Bernier & Associates for the services of a technical group which, under the program management of the Electronic Systems Center, is responsible to the Government for technical review of certain Government programs, including the efforts under this contract.

        (b)     Explanation of Bernier Role.

                1. Technical Review is defined as the process of continually reviewing the technical efforts of Contractors. It does not include any modification, realignment, or redirection of Contractor efforts under this contract; such action may be effected only by the prior written direction of the Contracting Officer.

                2.      The purpose of the review is to:

                        a. Evaluate from a technical standpoint whether system concept and performance can be expected to be achieved on schedule and within cost.

                        b. Assure that the impact of new data, new developments and modified requirements is properly assessed and exploited.

                        c. Assure that Bernier has available data on the status and technology of Government programs and projects to enable it to carry out its inter-system integration responsibilities to the Government.

                3. Bernier & Associates has agreed not to engage in the manufacture or production of hardware or software which is related to the program/ system for which this contract is issued, and to refrain from disclosing proprietary information to unauthorized personnel or use of such information for unauthorized purposes."

        (c) The Contractor agrees to cooperate with Bernier by engaging in technical discussions with Bernier personnel, and permitting Bernier personnel access to information and data relating to technical matters (including cost and schedule) concerning this contract to the same degree such access is accorded Government project personnel.

        (d) It is expressly understood that the operation of this clause will not be the basis for an equitable adjustment. Modifications, realignment or redirection of the Contractor's technical efforts and/or contract requirements shall be effected only by the written direction of the Contracting Officer.

5352.295-9501.3        TECHNICAL REVIEW (Tecolote) (DEC 1984)

        (a) The Government has contracted with Tecolote for the services of a technical group which, under the program management of the Electronic Systems Center, is responsible to the Government for technical review of certain Government programs, including the efforts under this contract.

        (b)      Explanation of Tecolote Role.

                1. Technical Review is defined as the process of continually reviewing the technical efforts of Contractors. It does not include any modification, realignment, or redirection of Contractor efforts under this contract; such action may be effected only by the prior written direction of the Contracting Officer.

                2.      The purpose of the review is to:

                        a. Evaluate from a technical standpoint whether system concept and performance can be expected to be achieved on schedule and within cost.

                        b. Assure that the impact of new data, new developments and modified requirements is properly assessed and exploited.

                        c. Assure that Tecolote has available data on the status and technology of Government programs and projects to enable it to carry out its inter-system integration responsibilities to the Government.

                3. Tecolote has agreed not to engage in the manufacture or production of hardware or software which is related to the program/ system for which this contract is issued, and to refrain from disclosing proprietary information to unauthorized personnel or use of such information for unauthorized purposes."

        (c) The Contractor agrees to cooperate with Tecolote by engaging in technical discussions with Tecolote personnel, and permitting Tecolote personnel access to information and data relating to technical matters (including cost and schedule) concerning this contract to the same degree such access is accorded Government project personnel.

        (d) It is expressly understood that the operation of this clause will not be the basis for an equitable adjustment. Modifications, realignment or redirection of the Contractor's technical efforts and/or contract requirements shall be effected only by the written direction of the Contracting Officer.

5352.295-9501.4    TECHNICAL REVIEW (HTI) (DEC 1984)

        (a) The Government has contracted with Horizons Technology, Inc. (HTI), for the services of a technical group which, under the program management of the Electronic Systems Center, is responsible to the Government for technical review of certain Government programs, including the efforts under this contract.

        (b) Explanation of HTI Role.

                1. Technical Review is defined as the process of continually reviewing the technical efforts of Contractors. It does not include any modification, realignment, or redirection of Contractor efforts under this contract; such action may be effected only by the prior written direction of the Contracting Officer.


                2. The purpose of the review is to:

                        a. Evaluate from a technical standpoint whether system
                concept and performance can be expected to be achieved on schedule and within cost.


                        b. Assure that the impact of new data, new
                developments and modified requirements is properly assessed and exploited.


                        c. Assure that HTI has available data on the status and
                technology of Government programs and projects to enable it to carry out its inter-system integration responsibilities to the Government.

                3. HTI has agreed not to engage in the manufacture or production of hardware or software which is related to the program/system for which this contract is issued, and to refrain from disclosing proprietary information to unauthorized personnel or use of such information for unauthorized purposes."

        (c) The Contractor agrees to cooperate with HTI by engaging in technical discussions with HTI personnel, and permitting HTI personnel access to information and data relating to technical matters (including cost and schedule) concerning this contract to the same degree such access is accorded Government project personnel.

        (d) It is expressly understood that the operation of this clause will not be the basis for an equitable adjustment. Modifications, realignment or redirection of the Contractor's technical efforts and/or contract requirements shall be effected only by the written direction of the Contracting Officer.

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
5352.295-9501.5         TECHNICAL REVIEW (DRC) (DEC 1984)

        (a)  The Government has contracted with Dynamics Research Corporation
(DRC), for the services of a technical group which, under the program management of the Electronic Systems Center, is responsible to the Government for technical review of certain Government programs, including the efforts under this contract.

        (b)  Explanation of DRC Role.

                1. Technical Review is defined as the process of continually reviewing the technical efforts of Contractors. It does not include any modification, realignment, or redirection of Contractor efforts under this contract; such action may be effected only by the prior written direction of the Contracting Officer.

                2.  The purpose of the review is to:

                        a. Evaluate from a technical standpoint whether system concept and performance can be expected to be achieved on schedule and within cost.

                        b.  Assure that the impact of new data, new
developments and modified requirements is properly assessed and exploited.

                        c. Assure that DRC has available data on the status and technology of Government programs and projects to enable it to carry out its inter-system integration responsibilities to the Government.

                3. DRC has agreed not to engage in the manufacture or production of hardware or software which is related to the program/ system for which this contract is issued, and to refrain from disclosing proprietary information to unauthorized personnel or use of such information for unauthorized purposes."

        (c) The Contractor agrees to cooperate with DRC by engaging in technical discussions with DRC personnel, and permitting DRC personnel access to information and data relating to technical matters (including cost and schedule) concerning this contract to the same degree such access is accorded Government project personnel.

        (d) It is expressly understood that the operation of this clause will not be the basis for an equitable adjustment. Modifications, realignment or redirection of the Contractor's technical efforts and/or contract requirements shall be effected only by the written direction of the Contraction Officer.



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
SECTION J - LIST OF DOCUMENTS, EXHIBITS, AND OTHER ATTACHMENTS

Attachments

1. Statement of Work for the Ultra High Frequency Demand Assigned Multiple Access (DAMA) 5-Khz Multi-Channel Initial Network Control Station (INCS), dated 95JUN15, 27 pages; (with Atch 1, 4 pages; Atch 2, 8 pages; Atch 3, 4 pages; Atch 4, 7 pages; Atch 5, 7 pages; and Atch 6, 2 pages).

2. System Specification for the Initial Network Control Station (INCS) of the Ultra High Frequency Demand Assigned Multiple Access Satellite Communications Systems, dated 95MAY19, 57 pages; with Appendix A, 59 pages; and Appendix B, 49 pages.

3. Multi-Channel Initial Network Control Station (INCS) Award Fee Plan, dated 95SEP22, 15 pages.

4. DOD Contract Security Classification Specification, DD Form 254, dated 95MAY19, 4 pages.

5.  Labor Category and Labor Rates Re: CLIN 0005AA, dated 95SEP29, 1 page.

6.  Government-Furnished Equipment List, dated 95SEP28, 1 page.

7. Security Classification Guide for UHF Satellite Terminal System (USTS), dated 1 May 86, 17 pages; and DRAFT NCS Security Classification Guide, 17 pages.


Exhibits

A. Contract Data Requirements List (CDRL), DD Form 1423, dated 95SEP27,
44 pages.

B. RESERVED

C.  Contract Data Requirements List (CDRL), DD Form 1423, dated 95SEP27,
3 pages.


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